COGNIOS LARGE CAP VALUE FUND

Investor Class (COGLX)

Institutional Class (COGVX)

COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class (COGMX)

Institutional Class (COGIX)

Each, a series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Supplement dated November 25, 2020

To the Funds’ Prospectus and Statement of Additional Information dated October 28, 2020

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Interim Investment Advisory and Sub-Advisory Agreements

At a regular meeting held on October 20, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) approved the appointment of AXS Investments LLC (“AXS”) as interim investment adviser to the Cognios Large Cap Value Fund and Cognios Market Neutral Fund (together, the “Funds”), effective December 1, 2020. At the Meeting, the previous investment adviser to the Funds, Quantitative Value Technologies LLC (“Quantitative”), was appointed as interim investment sub-adviser to the Funds. Jonathan C. Angrist, Chief Executive Officer and Chief Investment Officer of Quantitative, and Brian J. Machtley, President and Chief Operating Officer of Quantitative, will continue to serve as the Portfolio Managers of the Funds. Shareholders of the Funds will be asked to consider the reorganization of the Funds into new series of Investment Managers Series Trust II (“IMST II”) at a meeting that is expected to occur in February 2021.

The Board noted that, during the interim period, the contractual advisory fee rate for each Fund would remain the same. Further, AXS agreed that during the interim period it would contractually waive its fees to maintain the current expense limit of each Fund as stated in the Prospectus. During the interim period, all advisory fees paid by the Funds to AXS, and all sub-advisory fees paid by AXS to Quantitative, will be held in an escrow account. The interim advisory agreement and interim sub-advisory agreement will continue in effect for a term ending on the earlier of 150 days from December 1, 2020, or until shareholders approve the reorganization of the Funds. If shareholders approve the reorganization, AXS and Quantitative will be entitled to the lesser of the costs incurred in performing under each interim agreement (plus interest earned) or the total amount in the escrow account (plus interest earned). If shareholders do not approve the reorganization, AXS and Quantitative will only be entitled to recover the expenses that each incurred during the interim period.

If shareholders do not approve the reorganization of the Funds, the Board will consider other options for the ongoing management of the Funds. The Funds are expected to mail a proxy statement to shareholders soliciting their vote on the reorganization in January 2021.

Approval of Plan of Reorganization

At the Meeting, the Board also approved an Agreement and Plan of Reorganization (the “Plan”), whereby the Cognios Large Cap Value Fund and Cognios Market Neutral Large Cap Fund would be reorganized into substantially similar funds in IMST II, an open-end management investment company (the “Reorganization”). The Reorganization is subject to the approval of shareholders of each fund. A special meeting of the shareholders is expected to occur on or about February 26, 2021. Shareholders as of the closed of business on November 30, 2020 are entitled to vote at the shareholder meetings. The funds will send detailed information about the proposed Reorganization in proxy materials, which the funds expect to mail in January 2021.

If approved by shareholders, the Reorganization is expected to occur in March 2021, or such other date set by the Trust and IMST II. Shareholders will receive shares of equal value of the corresponding class of new funds in exchange for their shares of each existing fund. The value of a shareholder’s account will not change because of the transaction. The Trust expects that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss because of the Reorganization.

Fund Name Changes

Effective December 1, 2020, the Board also approved a change to the name of each of the Funds.

●	The new name of the Cognios Large Cap Value Fund is “AXS Alternative Value Fund,” and all references to “Cognios Large Cap Value Fund” in the Funds’ Prospectus and SAI are replaced with “AXS Alternative Value Fund.”

●	The new name of the Cognios Market Neutral Large Cap Fund is “AXS Market Neutral Fund,” and all references to “Cognios Market Neutral Large Cap Fund” in the Funds’ Prospectus and SAI are replaced with “AXS Market Neutral Fund.”

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